File No. 33-84546
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933

                                                                April 17, 2014


                  PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
                                  CLASS II SHARES


                  SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS,
	                         EACH DATED MAY 1, 2013



The Trustees of Pioneer Variable Contracts Trust (the "Trust") have authorized the liquidation of Pioneer Ibbotson Growth Allocation VCT Portfolio. It is anticipated that the Portfolio will be liquidated on or about April 25, 2014. The Portfolio will discontinue accepting requests to purchase shares of the Portfolio on or about April 24, 2014. Prior to the Portfolio's liquidation, all or a substantial portion of the Portfolio's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Portfolio may not be able to achieve its investment objectives.









                                                                  27720-00-0414
                                       (c) 2014 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC